Counterpoint Tactical Income Fund

Class A Shares: CPATX

Class C Shares: CPCTX

Class I Shares: CPITX

Counterpoint Tactical Equity Fund

Class A Shares: CPAEX

Class C Shares: CPCEX

Class I Shares: CPIEX

(each a “Fund” and collectively the “Funds”)

each a series of Northern Lights Fund Trust III

Supplement dated September 18, 2017
to the Prospectus dated February 1, 2017

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Effective September 18, 2017, Joseph Engelberg has been added as a portfolio manager of the Counterpoint Tactical Income Fund (the “Fund”) and is, together with Michael Krause of Counterpoint Mutual Funds, LLC (the “Adviser”), jointly and primarily responsible for the day-to-day management of the Fund. John Koudsi no longer serves as a portfolio manager of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The following information replaces similar information related to the Adviser’s portfolio managers in the section entitled “Portfolio Managers” on page 4 of the Prospectus:

Portfolio Managers: Michael Krause, CFA, co-founder of the Adviser, has served the Fund as its Portfolio Manager since it commenced operations in 2014. Joseph Engelberg, Ph.D., Chief Research Officer of the Adviser, has served the Fund as its Portfolio Manager since September 2017.

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The following information replaces similar information related to the Adviser’s portfolio managers in the section entitled “Portfolio Managers” on page 16 of the Prospectus:

Portfolio Managers: The Counterpoint Tactical Income Fund is managed on a day to day basis by Michael Krause, CFA, and Joseph Engelberg, Ph.D. Mr. Krause has served as portfolio manager of the Fund since its inception in 2014. Dr. Engelberg has served as Portfolio Manager of the Fund since September 2017.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership in the applicable Fund.

Mr. Krause is a co-founder of the Adviser. Prior to founding the Adviser in 2014, Mr. Krause co-founded Counterpoint Asset Management, LLC in 2012 to offer quantitative investment strategies to investment clients. Mr. Krause served as a senior financial risk analyst for San Diego Gas & Electric from 2012 until 2014. Mr. Krause is a CFA® charter holder. He obtained an MBA from the Rady School of Management at the University of California at San Diego in 2012 and a Bachelor of Arts in Economics from San Diego State University. Prior to attending San Diego State University, Mr. Krause worked as a computer and information technology consultant and co-founded Exchange Network Services, Inc., an internet service provider, which earned him the Ernst and Young Entrepreneur of the Year, Northeast Ohio regional award in 1998.

Dr. Engelberg has served as Chief Research Officer of the Adviser since 2015. Dr. Engelberg has also been an Associate Professor of Finance at University California San Diego, Rady School of Management since 2011. Prior to joining the Adviser, Dr. Engelberg co-founded Counterpoint Asset Management, LLC in 2012. From 2008 to 2011, Dr. Engelberg was an Assistant Professor of Finance

at the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. He earned his Ph.D. in Finance from the Kellogg School of Management at Northwestern University and earned his B.A. in Mathematics and B.S. in Business Administration from the University of Southern California.

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You should read this Supplement in conjunction with the Funds’ Prospectus dated February 1, 2017. This document provides information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Funds toll-free at 1-844-273-8637.

Please retain this Supplement for future reference.